Business Review Day GCS Business Drivers Bill Concannon Vice Chairman May 18, 2007 Exhibit 99.4

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Contents
Key business drivers
The evolution of outsourcing
Our Win/Keep/Grow strategy

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Contents
Key business drivers
The evolution of outsourcing
Our Win/Keep/Grow strategy

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Key Business Drivers
Corporate real estate groups are centralizing
and expect to centralize further
75% have centralized within the last three years
(1)
Only 5% have decentralized in the last three years
(1)
65% expect to centralize further in the next five years
(1)
Only 2% expect to decentralize further in the next five years
(1)
(1) CoreNet, 2007

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Key Business Drivers
Centralized corporate real estate groups
are being given increased responsibility
All real estate and facilities functions housed in one organization
Larger budgets and increased budget control
Becoming strategic partner and service provider to business units
Integration/collaboration with other shared services
(finance, HR, etc.)

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Key Business Drivers
Real estate leaders are increasingly from outside real estate
4m Strategy consulting Top 5 global insurance brokerage
250m Business unit U.S. Fortune 20 telecom firm
80m
Financial management
officer U.S. Fortune 15 telecom firm
150m Human resources Large software company
60m Field operations Top 5 global energy company
30m Risk management Top 3 global metal producer
22m Supply chain officer U.S. based top financial services firm
10m Accounting Top global media firm
Example
Corporate real estate
executive background
Portfolio size (s.f.)

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Key Business Drivers
Increasing investor interest in owning
corporate real estate
$3.6 trillion in commercial real estate assets owned by
corporations
(1)
$11.2 billion in sale-leasebacks in 2006 – a 15% increase from
2005
(2)
High prices/valuations for corporate-owned real estate assets
(1) Prudential Real Estate Investors, 2003
(2) Real Capital Analytics, 2006

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Key Business Drivers
High M&A and private equity buyout volume
Real estate and facilities generally part of post-merger and post-LBO corporate transformations
$3.7 trillion in global M&A volume in 2006 – up by 30%
(1)
$375 billion in U.S. private equity buyouts in 2006 – up by 250%
(1)
(1) Thomson Financial, 2006

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Key Business Drivers
Corporate focus on space utilization
and environmental sustainability
45-60% of space in the average U.S. HQ/regional office is
unoccupied each day
(1)
Leading firms experimenting with alternative workplace solutions
(e.g. different design standards, hoteling)
Environmental sustainability is a near-term critical issue for 79% of real estate departments - 78% are willing to pay a premium for sustainable real estate solutions
(2)
(1) Business Week, 2006
(2) CoreNet, 2007

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Key Business Drivers
Continued real estate outsourcing growth
90% expect outsourced corporate real estate spend to increase -
with 45% expecting it to “increase greatly”
(1)
Outsourcing expected to “increase significantly” for all GCS services
(1)
Firms seek “speed to market”, “access to qualified personnel”, and
“business process redesign” from outsourcing – in addition to cost savings
(2)
(1) CoreNet, 2007
(2) Duke University, 2006

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Contents
Key business drivers
The evolution of outsourcing
Our Win/Keep/Grow strategy

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Corporate Real Estate Outsourcing Continues to Evolve
Up to 1980’s
In-House
1980’s
Out-Tasking
In-House
1990’s
Out-Sourcing
In-House
2000’s
Alliance
Partnerships
Today
&
Beyond
VALUE DELIVERED

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Today and Beyond Favor Global, Full-Service Providers
Clients seeking breadth of global coverage: #1 service provider criterion
(1)
Clients seeking breadth of services: #3 service provider criterion(1)
Long, intensive business development cycles: often 9-12 months or more
Clients demand global best practices and innovation
Third party consultants and in-house procurement stress
experience, credibility and track-record as buying criteria
Significant technology, systems and infrastructure investments required
(1) CoreNet, 2007 (#2 criterion: expertise in individual countries)

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GCS Addresses the Total Occupancy Cost Universe
Repairs
8%
Contracts
13%
Utilities
15%
Payroll
7%
Depr/Amort
17%
RE
Tax
10%
Rent
26%
Annual Operating Expenses
MIS, Telecom,
Cabling
12%
Furniture &
Workstations
20%
Construction
Labor &
Materials
49%
Moving
Expense
7%
Architect/
Engineer
6%
Project
Mgmt
6%
Annual Capital Expenses
Note:  not necessarily representative; based on sample of CBRE client data

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Contents
Key business drivers
The evolution of outsourcing
Our Win/Keep/Grow strategy

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Contract w/ Renewable Term
Contract w/ Finite Term
No Contract – Deal by Deal
Brokerage
One-off/Local
“Programs”
(e.g., Compliance,
Operational Refit,
Growth, Rebranding)
(Single or
Multiple Service)
Full Service — Domestic
“Portfolio”
Full Service –
Global
“
Preferred”
Brokerage –
No Contract
Single Transaction + PjM
One-off/Local
“Projects”
How Our Clients Buy

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Our Win/Keep/Grow strategy
Move CBRE “Project” & “Preferred” clients
(usually Brokerage) to contracts
Embed sales/consulting in select number of
largest global opportunities
Win outsourcing opportunities in the market (i.e.
RFPs)
Target key clients in Government and Healthcare
verticals
WIN
KEEP
GROW

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Our Win/Keep/Grow strategy
Apply client satisfaction and operational
excellence methodologies to clients
Renewal of clients with expanded terms
Embed sales/consulting in advance of large
renewals
KEEP
WIN
GROW

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Our Win/Keep/Grow strategy
Target ~ 115 TCC clients for geographical
expansion outside the U.S.
Target ~ 90 TCC clients for cross-selling
Transaction Management
Target ~110 CBRE clients for cross-selling
Project Management and Facilities Management
GROW
WIN
KEEP

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Our Win/Keep/Grow differentiators
Thousands of local CBRE relationships
Globally integrated sales/marketing team
Industry’s largest base of subject matter experts in each service line
Industry’s largest base of global consulting professionals
Industry-specific specialty groups (e.g. financial services, automotive, government, healthcare, etc.)